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                 Minnesota Life Insurance Company
                       Power of Attorney
                To Sign Registration Statements


     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33 12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333 136242 and 333-140230) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604 and 333-148646) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

     NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dwayne C. Radel and Gary R. Christensen, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

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
          SIGNATURE                          TITLE                           DATE
          ---------                          -----                           ----
   /s/  Robert L. Senkler                    Chairman of the Board,          February 10, 2009
------------------------------------         President and Chief
   Robert L. Senkler                         Executive Officer


   /s/  Mary K. Brainerd                     Director                        February 10, 2009
------------------------------------
   Mary K. Brainerd

   /s/  John W. Castro                       Director                        February 10, 2009
------------------------------------
   John W. Castro

   /s/  John J. Coughlan                     Director                        February 10, 2009
------------------------------------
   John J. Coughlan

   /s/  Sara H. Gavin                        Director                        February 10, 2009
------------------------------------
   Sara H. Gavin


   /s/  John F. Grundhofer                   Director                        February 10, 2009
------------------------------------
   John F. Grundhofer

   /s/  John H. Hooley                       Director                        February 10, 2009
------------------------------------
   John H. Hooley

   /s/  Dennis E. Prohofsky                  Director                        February 10, 2009
------------------------------------
   Dennis E. Prohofsky

   /s/  Dwayne C. Radel                      Director                        February 10, 2009
------------------------------------
   Dwayne C. Radel

                                             Director
------------------------------------
   Trudy A. Rautio

   /s/  Randy F. Wallake                     Director                        February 10, 2009
------------------------------------
   Randy F. Wallake

   /s/  Warren J. Zaccaro                    Director                        February 10, 2009
------------------------------------
   Warren J. Zaccaro